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                                                                   EXHIBIT 10.28

                         FREEDOM SECURITIES CORPORATION

                       AMENDMENT TO STOCKHOLDERS AGREEMENT

     Amendment Number 1, dated January 30, 1998, to that certain Stockholders Agreement (the "Stockholders Agreement"), dated November 30, 1996, by and among Freedom Securities Corporation, formerly named JHFSC Acquisition Corp. (the "Company), Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P. and THL-CCI Limited Partnership (collectively the "THL Investors"), SCP Private Equity Partners, L.P. ("SCP"), John Hancock Subsidiaries, Inc. ("Hancock") and certain employees and members of the Company's management (the "Employee Investors"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement.

     WHEREAS, the Company and the undersigned THL Investors, SCP, and the Employee Investors desire to amend the Stockholders Agreement;

     NOW THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, and holders of at least 55% in interest of the Company's outstanding shares as required to amend the Stockholders Agreement as provided in Section 13.2 thereof agree as follows.

     1. Section 2.1(i) of the Stockholders Agreement is hereby amended by deleting the same in its entirety and inserting in place thereof a new
          Section 2.1(i) which reads in its entirety as follows:

          " (i) fix the number of directors on the Board at a number no greater than nine (9), including at least four directors designated by the Lee Majority Holders on one hand and at least four directors designated by the SCP Majority Holders and the Employee Majority Holders on the other hand; provided that notwithstanding the foregoing, the number of directors on the Board shall be fixed at eight (8) upon the written request of not less than four (4) directors such that following such written request an equal number of directors would be designated by the Lee Majority Holders on one hand and the SCP Majority Holders and the Employee Majority Holders on the other hand."

     2. The amendments granted hereunder shall be limited precisely as written and shall not constitute a waiver or modification of any other covenants, terms or provisions of the Stockholders Agreement, which shall remain in full force and effect. Without limiting the foregoing, this Amendment No. 1 shall not prejudice any right or rights which each of the Stockholders may otherwise have (now or in the future) under or in connection with the Stockholders Agreement.

     3. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.


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     4.   This Amendment No. 1 shall be governed by the laws of the State of
          Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number 1 to the Stockholders Agreement this 30th day of January, 1998.


                                       /s/ John H. Goldsmith
                                       -----------------------------------------
                                       John H. Goldsmith
                                       CEO, Freedom Securities Corporation


                              THOMAS H. LEE EQUITY FUND III, L.P.

                              By: THL Equity Advisors Limited Partnership III, General Partner

                              By:      THL Equity Trust III,
                                       General Partner

                              By:      /s/ C. Hunter Boll
                                       -----------------------------------------
                                       Title:


                              THOMAS H. LEE FOREIGN FUND III, L.P.

                              By: THL Equity Advisors Limited Partnership III, General Partner

                              By:      THL Equity Trust III,
                                       General Partner

                              By:      /s/ C. Hunter Boll
                                       -----------------------------------------
                                       Title:

                              THL-CCI LIMITED PARTNERSHIP

                              By:      THL Investment Management Corp.,
                                       General Partner


                              By:      /s/ C. Hunter Boll
                                       -----------------------------------------
                                       Title:
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                              SCP PRIVATE EQUITY PARTNERS, L.P.


                              By:  /s/ Winston J. Churchill
                                       -----------------------------------------
                                       Title: Managing Director

                                   /s/  John H. Goldsmith
                              --------------------------------------------------
                              John H. Goldsmith